Supplement to
Calvert Unconstrained Bond Fund Prospectus (Class I)
dated April 30, 2015
Date of Supplement: June 1, 2015
Under “Shareholder Information — Minimum to Open Fund Account: $1,000,000” on page 11, the text is deleted and replaced with the following:
The initial investment minimum is waived for retirement plans that trade through omnibus accounts.
The Fund may waive the initial investment minimum for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Examples include the following:

•	the investment would permit a previously closed Class I in the Fund to reopen, at no additional expense to other Fund Classes;

•	the investor has agreed to make additional Class I investments within a reasonable amount of time;

•	discretionary wrap programs; and

•	certain omnibus accounts, such as those purchasing for a fund of funds.
Registered investment advisors who invest in the Fund through certain broker-dealers through an omnibus account may aggregate client orders to meet the $1,000,000 initial investment minimum, provided that the Fund is not required to pay an administrative fee per shareholder account to any third party.
A Fund may also waive the initial investment minimum for current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert; current or former employees of Calvert; or their family members. A family member includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories. For these investors, the minimum initial investment is $2,000, and the minimum for each purchase of additional shares is $50. Additional requirements may apply.